UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 25, 2006
WINTRUST FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Illinois (State or other jurisdiction of Incorporation)	0-21923 (Commission File Number)	36-3873352 (I.R.S. Employer Identification No.)

727 North Bank Lane Lake Forest, Illinois (Address of principal executive offices)	60045 (Zip Code)
Registrant’s telephone number, including area code (847) 615-4096
Not Applicable
(Former name or former address, if changed since last year)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modification to Rights of Security Holders.
Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
Signature
EXHIBIT INDEX
Articles of Amendment of Amended and Restated Articles of Incorporation
Amendment to Amended and Restated By-Laws
Press Release

Item 3.03. Material Modification to Rights of Security Holders.
At the annual meeting of shareholders of Wintrust Financial Corporation (the “Company”), held on May 25, 2006 (the “2006 Annual Meeting”), the Company’s shareholders approved amendments (the “Amendments”) to Article Ten of the Company’s Amended and Restated Articles of Incorporation, as amended, that will remove the classification of the Company’s Board of Directors. The directors elected at the 2006 Annual Meeting will serve until the next annual meeting, or until their successors are elected and qualified. Those directors that were elected at the 2004 annual meeting and 2005 annual meeting will continue to serve the three-year terms for which they were elected, expiring at the annual meeting of shareholders in 2007 and 2008, respectively. The directors elected at the annual shareholders’ meetings in 2007 and 2008 and thereafter will be elected annually. As a result, all directors of the Company will stand for election annually beginning with the 2008 annual meeting of shareholders. The foregoing description of the Amendments is qualified in its entirety by reference to the Second Articles of Amendment of Amended and Restated Articles of Incorporation of the Company, attached hereto as Exhibit 3.3 and incorporated by reference herein.
As a result of shareholder approval of the Amendments, described above, the Company’s Board of Directors amended Section 3.2 of the Company’s by-laws to remove provisions related to the classification of the Company’s Board of Directors to assure consistency between the by-laws and the Company’s Amended and Restated Articles of Incorporation, as amended. The Board of Directors authorized this amendment to the by-laws at its March 13, 2006 meeting, with such authorization contingent upon the approval of the Amendments by Company’s shareholders. The foregoing description of the amendment to the Company’s by-laws is qualified in its entirety by reference to First Amendment to Amended and Restated By-laws of the Company, attached hereto as Exhibit 3.5 and incorporated by reference herein.
Item 8.01. Other Events.
On May 31, 2006, the Company announced the completion of its previously announced acquisition of Hinsbrook Bancshares, Inc. Attached as Exhibit 99.1 is a copy of the press release relating to the announcement, which is incorporated by reference herein.
As discussed above, the Company held the 2006 Annual Meeting on May 25, 2006. At the 2006 Annual Meeting, the following matters were submitted to a vote of the shareholders:
1.	To elect four Class I Directors to hold office for a three year term, unless the proposal in paragraph (3) below is adopted, in which case such Directors shall serve until the Annual Meeting of Shareholders in 2007:

Director Nominees	Votes For	Withheld Authority
James B. McCarthy	21,809,849	556,568
Thomas J. Neis	22,057,610	308,807
J. Christopher Reyes	22,134,004	232,413
Edward J. Wehmer	22,148,752	217,665

2.	To elect one Class II Director to hold office until the Annual Meeting of Shareholders in 2007:

Director Nominee	Votes For	Withheld Authority
Allan E. Bulley, Jr.	22,046,606	319,811

All director nominees were elected at the 2006 Annual Meeting.
The following Class II and Class III directors continued to serve after the 2006 Annual Meeting:

Continuing Director	Director Class	Term Expires
Bruce K. Crowther	II	2007
Bert A. Getz, Jr.	II	2007
Albin F. Moschner	II	2007
Ingrid S. Stafford	II	2007
Peter D. Crist	III	2008
Joseph F. Damico	III	2008
John S. Lillard	III	2008
Hollis W. Rademacher	III	2008
John J. Schornack	III	2008

3.	A proposal to adopt an amendment to the Company’s Amended and Restated Articles of Incorporation to provide for the annual election of all Directors, to be phased in over three years:

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,622,950	695,375	48,092	125,923

This proposal received the requisite votes of at least 85% of the voting power of the outstanding shares of stock of the Company entitled to vote at the 2006 Annual Meeting to pass.
4.	Ratification of the appointment of Ernst & Young LLP to serve as the independent registered public accounting firm for the year 2006:

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,929,713	407,217	29,487	125,923

Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.

Exhibit No.	Description
3.3	Second Articles of Amendment of Amended and Restated Articles of Incorporation of Wintrust Financial Corporation.
3.5	First Amendment to Amended and Restated By-laws of Wintrust Financial Corporation.
99.1	Press Release dated May 31, 2006.

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINTRUST FINANCIAL CORPORATION (Registrant)
By:	/s/ David L. Stoehr
David L. Stoehr
Executive Vice President and Chief Financial Officer

Date: May 31, 2006

EXHIBIT INDEX

Exhibit No.	Description

3.3	Second Articles of Amendment of Amended and Restated Articles of Incorporation of Wintrust Financial Corporation.

3.5	First Amendment to Amended and Restated By-laws of Wintrust Financial Corporation.

99.1	Press Release dated May 31, 2006.